AMENDMENT TO THE
EMPLOYMENT AGREEMENT

        This Amendment (“Amendment”) is entered into as of the 17th day of February 2020, by and between Home Bank, N.A. (the “Bank”) and Jason P. Freyou (the “Executive”).

WITNESSETH

        WHEREAS, the Bank and the Executive previously entered into an Employment Agreement, dated as of May 20, 2019 (the “Agreement”); and

        WHEREAS, the parties desire to amend the Agreement in order to extend its term, as provided in Section 2(b) thereof.

        NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. The last sentence in Section 2(a) of the Agreement is amended and restated to read as follows: “The terms and conditions of this Agreement shall be and remain in effect during the period beginning on the Effective Date of this Agreement and ending on May 20, 2022, plus such extensions, if any, as are provided pursuant to Section 2(b) hereof (the “Employment Period”).”

         2. Except to the extent expressly amended hereby, the Agreement shall continue unmodified and shall remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first written above.

              HOME BANK, N.A.

             By: /s/ John W. Bordelon
              John W. Bordelon
              President and Chief Executive Officer

              EXECUTIVE

              /s/ Jason P. Freyou
              Jason P. Freyou